UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    November 7, 2005 (November 7, 2005)

WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-2166961

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Current Report on Form 8-K and the exhibits attached hereto are being furnished by Windrose Medical Properties Trust (the “Company”) pursuant to Item 2.02 and Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Item 2.02 of Form 8-K and Regulation FD.

Item 2.02.     Results of Operations and Financial Conditions.

On November 7, 2005, the Company issued a press release announcing its financial position, results of operations and cash flows for the three and nine months ended September 30, 2005.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 described in Item 2.02 and Exhibits 99.2 and 99.3 described below in Item 7.01), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.     Regulation FD Disclosure

The disclosure contained in Item 2.02 above is incorporated herein by reference.

On November 7, 2005 the Company issued two additional press releases.  The first press release entitled “Windrose Medical Properties Trust Completes Acquisition of Medical Office Building and Commercial Office Park for $30.4 Million as Part of Previously Announced 22 Property Portfolio Acquisition” is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.  The second press release entitled “Windrose Medical Properties Trust Updates Status of Pending Acquisitions of 22 Properties for $241 Million” is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits

          (c)       Exhibits.  The following exhibits are being furnished with this Current Report on Form 8-K.

99.1	Press Release dated November 7, 2005.

99.2	Press Release dated November 7, 2005.

99.3	Press Release dated November 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
(Registrant)

Date: November 7, 2005	By:	/s/ Frederick L. Farrar

Frederick L. Farrar
President, Chief Operating Officer and Treasurer

WINDROSE MEDICAL PROPERTIES TRUST
INDEX TO EXHIBITS

No.	Description

99.1	Press Release dated November 7, 2005.

99.2	Press Release dated November 7, 2005.

99.3	Press Release dated November 7, 2005.